AMENDMENT NO.  1


This Amendment No. 1 dated as of February 19, 1998 ("Agreement") is among Equity Corporation International, a Delaware corporation ("Borrower"), the banks party to the Credit Agreement described below ("Banks"), and NationsBank of Texas, N.A., as Agent for the Banks ("Agent").

INTRODUCTION

A. The Borrower, Agent and the Banks are parties to the Amended and Restated Credit Agreement dated as of September 2, 1997 (as the same may be amended, modified or supplemented from time-to-time, the "Credit Agreement").

B. The Borrower, the Agent and the Banks wish to amend certain provisions contained in the Credit Agreement.

THEREFORE, the Borrower, the Agent and the Banks hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.  Amendments.  The Credit Agreement shall be amended as follows:

(a) Definition of Credit Documents. The definition of "Credit Documents" contained in Section 1.01 shall be amended by deleting the phrase "Pledge Agreement" and replacing it with the phrase "Pledge Agreements".

(b) Definition of Restricted Payments. The definition of "Restricted Payments" contained in Section 1.01 shall be deleted and replaced with the following:

"Restricted Payment" means (a) the declaration or making by the Borrower or any of its Subsidiaries of any dividends or other distributions (in cash, property, or otherwise) on, or any payment for the purchase, redemption or other acquisition of, any shares of any capital stock (or other ownership interests) of such Person, other than dividends payable in such Person's stock or other ownership interests, as applicable, (b) the making by the Borrower or any of its Subsidiaries of any payment (scheduled or otherwise) in respect of Subordinated Debt, whether for principal, interest, fees, indemnities or any other amount (except that the conversion of any Subordinated Debt into common stock of the Borrower or the issuance by the Borrower of shares of its common stock in exchange for the extinguishment of amounts owing in respect of Subordinated Debt shall not constitute a "Restricted Payment"), and (c) any defeasance or covenant defeasance by the Borrower or any of its Subsidiaries in respect of Subordinated Debt of such Person.

(c) Definition of Subordinated Debt. The definition of "Subordinated Debt" contained in Section 1.01 shall be deleted and replaced with the following new definition:

"Subordinated Debt" means (a) the Subordinated Notes and (b) all other Debt of the Borrower that (i) is debt for borrowed money, (ii) is unsecured, (iii) has no recourse to any of the Subsidiaries of the Borrower (whether through a guaranty executed by any such Subsidiary, a pledge of assets by such Subsidiary or otherwise), and (iv) is subordinated on terms that are acceptable to the Agent and the Majority Banks.

(d) New Definitions. The following new definitions are added to Section 1.01 in alphabetical order:

"Indenture" means the Indenture dated February 25, 1998 providing for the issuance by the Borrower of the Subordinated Notes.

"Subordinated Notes" means the 4.5% Convertible Subordinated Debentures due 2004 issued by the Borrower (including any such Convertible
Subordinated Debentures issued as a result of the exercise of any over-allotment option) in an aggregate principal amount not to exceed
$143,750,000.

(e) Section 3.02. Section 3.02 is amended by deleting the phrase "Pledge Agreement" in clause (a)(i) and replacing it with the phrase "Pledge Agreements".

(f) Section 6.02. Section 6.02 is amended by deleting the amount "$125,000,000" in clause (i) of such Section and replacing it with the amount "$143,750,000."

(g) Section 6.05. Section 6.05 is amended by deleting such Section and replacing it with the following:

Section 6.05. Restricted Payments. Neither the Borrower nor any of its Subsidiaries shall make any Restricted Payments except that (a) the Subsidiaries of the Borrower may make Restricted Payments to the Borrower and other Subsidiaries of the Borrower, (b) so long as no Default exists or would result from the making of such Restricted Payment, the Borrower may (i) pay dividends to its shareholders in respect of its capital stock, (ii) pay scheduled payments of interest and principal in respect of Subordinated Debt, and (iii) redeem the Subordinated Notes with either additional Subordinated Debt or equity, and (c) so long as no Default exists or would result from the making of such Restricted Payment, the Subsidiaries of the Borrower may make Restricted Payments to an Unrelated Person (as defined in Section 6.10) and may purchase, redeem or otherwise acquire any shares of capital stock or other ownership interests of a Subsidiary held by such Unrelated Person.

(h) Section 6.10. Section 6.10 is amended by adding the following new sentence to the end of Section 6.10:

Notwithstanding any of the foregoing to the contrary, nothing in this
Section 6.10 shall prohibit a Person that is neither the Borrower nor a Subsidiary of the Borrower (such Person being an "Unrelated Person") from owning a portion of the capital stock of any Subsidiary of the Borrower except ECI Services, Inc., ECI Cemetery Services, Inc. and ECI Capital Corporation ("ECI Entity") if such ownership by such Unrelated Party is, in the good faith determination of the Borrower, necessary or desirable to enable the Borrower or one of its Subsidiaries to maintain its ownership interest in the ECI Entity, or enable the ECI Entity to continue to own and legally operate its business or continue to legally conduct such business under the name currently in use.

(i)  Section 6.14.  The following new Section 6.14 is added to the Credit
Agreement:

Section 6.14. Subordinated Debt. The Borrower shall not amend, modify or supplement, or permit any Subsidiary to amend, modify or supplement (or consent to any amendment, modification or supplement of), any document, agreement or instrument evidencing, or existing in connection with, the Subordinated Debt (or any replacements, substitutions or renewals thereof), and including, without limitation, the Subordinated Notes and the Indenture, or make any payment required as a result of such an amendment, modification or supplement, where such amendment, modification or supplement provides for the following or which has any of the following effects:

(i) increases the overall principal amount of the Subordinated Debt or increases the amount of any single scheduled installment of principal or interest;

(ii) shortens or accelerates the date upon which any installment of principal or interest becomes due or adds any additional mandatory redemption provisions;

(iii) shortens the final maturity date of the Subordinated Debt or otherwise accelerates the amortization schedule with respect thereto;

(vi) amends or modifies any financial or negative covenant (or covenant which prohibits or restricts the Borrower or a Subsidiary of the Borrower from taking certain actions) in a manner which is more onerous or more restrictive to the Borrower (or any Subsidiary of the Borrower) or which is otherwise materially adverse to the Borrower or the Banks or, in the case of adding covenants, which places additional restrictions on the Borrower (or a Subsidiary of the Borrower) or which requires the Borrower or any such Subsidiary to comply with more restrictive financial ratios or which requires the Borrower to better its financial performance from that set forth in the existing financial covenants;

(vii) amends, modifies or adds any affirmative covenant in a manner which, when taken as a whole, is materially adverse to the Borrower or the Banks; or

(viii) amends or modifies in any manner either (A) the definitions of "Change of Control" or "Senior Secured Indebtedness" contained in the Indenture or (B) any of the subordination provisions contained in Article V of the Indenture.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

(a) The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;

(b) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c) As of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

Section 4. Effectiveness. This Agreement shall become effective as provided herein upon satisfaction of the following conditions precedent:

(a) the Borrower, the Agent and the Banks shall have duly and validly executed originals of this Agreement;

(b) the Agent and the Banks shall have received duly executed originals in form and substance satisfactory to the Agent and the Banks of (i) the Pledge Agreement in the form of the attached Exhibit A ("Pledge Agreement") providing for the pledge by the Borrower of 51% of the outstanding shares of ECI Services, Inc. and 51% of the outstanding shares of ECI Cemetery Services, Inc. (collectively, the "Pledged Shares"); (ii) stock certificates evidencing the Pledged Shares together with stock powers with respect to such Pledged Shares executed in blank; (iii) any UCC-1 financing statements required in connection with the perfection of the security interests granted under the terms of the Pledge Agreement executed by the Borrower; (iv) (A) certified copies of the resolutions of the Board of Directors of the Borrower approving the Pledge Agreement and each other agreement executed in connection therewith, and of the articles or certificate of incorporation and bylaws of the Borrower (or a certification that such articles or certificate of incorporation or bylaws have not been amended or modified since the date of the Credit Agreement), and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and each other agreement executed in connection herewith, and (B) certificates of good standing, existence and authority for each of the Borrower; and (v) a certificate of the Secretary or an Assistant Secretary of the Borrower dated as of the date of this Agreement certifying the names and true signatures of officers of the Borrower authorized to sign this Agreement and the other Credit Documents executed in connection herewith; and

(c) the Agent and the Banks shall have received certified copies of the Indenture and the Offering Memorandum executed and delivered in connection with the issuance of the Convertible Subordinated Debentures.


Section 5.  Choice of Law.   This Agreement shall be governed by and construed
and enforced in accordance with the laws of the State of Texas.

Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



EXECUTED as of the 19th day of February, 1998.

BORROWER:

EQUITY CORPORATION INTERNATIONAL


By:
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Title:
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AGENT:

NATIONSBANK OF TEXAS, N.A., as Agent


By:
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BANKS:

NATIONSBANK OF TEXAS, N.A.


By:
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SOCIETE GENERALE,
  SOUTHWEST AGENCY


By:
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THE SUMITOMO BANK, LIMITED


By:
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Name:
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Title:
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By:
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WELLS FARGO BANK, (TEXAS)
  NATIONAL ASSOCIATION


By:
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Title:
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CIBC INC.


By:
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Title:
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TORONTO-DOMINION (TEXAS), INC.


By:
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Title:
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BANK OF AMERICA TEXAS, N.A.


By:
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CORESTATES BANK, N.A.


By:
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COOPERATIVE CENTRALE RAIFFEISEN
   BOERENLEENBANK, N.A. "RABOBANK
   NEDERLAND", NEW YORK BRANCH


By:
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Title:
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By:
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THE BANK OF TOKYO-MITSUBISHI, LTD.,
   HOUSTON AGENCY


By:
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BANQUE PARIBAS


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Title:
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